UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2016

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 8, 2016, AMC Entertainment Holdings, Inc. (“AMC”) and Carmike Cinemas, Inc. (“Carmike”) issued a joint press release announcing that (i) the election deadline for holders of Carmike common stock to elect the form of consideration they wish to receive in connection with the merger of Carmike with and into an indirect wholly owned subsidiary of AMC is 5:00 p.m. Eastern Time, on December 14, 2016 and (ii) the election deadline for holders of Carmike common stock acquired pursuant to Carmike’s Employee Stock Purchase Plan and/or held in a Carmike managed brokerage account and holders of Carmike equity awards is 5:00 p.m. Eastern Time, on December 9, 2016. If either deadline is extended, AMC and Carmike will issue a joint press release, file a Current Report on Form 8-K with the Securities and Exchange Commission announcing the new election deadlines, and publish the new deadlines on their websites. A copy of that press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                                                                        Joint Press Release of AMC Entertainment Holdings, Inc. and Carmike Cinemas, Inc., dated December 8, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: December 8, 2016	By:	/s/ Craig R. Ramsey
Craig R. Ramsey
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Press Release of AMC Entertainment Holdings, Inc. and Carmike Cinemas, Inc., dated December 8, 2016